The Bank of New York Mellon Corporation

Financial Supplement

Fourth Quarter 2023

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						4Q23 vs.				FY23 vs.
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Selected income statement data
Fee and other revenue	$3,210	$3,358	$3,354	$3,235	$2,862	(4)%	12%	$13,157	$12,873	2%
Net interest revenue	1,101	1,016	1,100	1,128	1,056	8	4	4,345	3,504	24
Total revenue	4,311	4,374	4,454	4,363	3,918	(1)	10	17,502	16,377	7
Provision for credit losses	84	3	5	27	20	N/M	N/M	119	39	N/M
Noninterest expense	3,868	3,089	3,111	3,100	3,213	25	20	13,168	13,010	1
Income before income taxes	359	1,282	1,338	1,236	685	(72)	(48)	4,215	3,328	27
Provision for income taxes	59	241	270	260	142	(76)	(58)	830	768	8
Net income	$300	$1,041	$1,068	$976	$543	(71)%	(45)%	$3,385	$2,560	32%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$256	$956	$1,031	$905	$509	(73)%	(50)%	$3,148	$2,362	33%
Diluted earnings per common share	$0.33	$1.22	$1.30	$1.12	$0.62	(73)%	(47)%	$4.00	$2.90	38%
Average common shares and equivalents outstanding – diluted (in thousands)	772,102	781,781	790,725	807,718	815,846	(1)%	(5)%	787,798	814,795	(3)%

Financial ratios (Returns are annualized)
Pre-tax operating margin	8%	29%	30%	28%	17%			24%	20%
Return on common equity	2.8%	10.5%	11.6%	10.3%	5.7%			8.8%	6.5%
Return on tangible common equity – Non-GAAP (a)	5.6%	20.5%	22.6%	20.2%	11.5%			17.1%	13.4%
Non-U.S. revenue as a percentage of total revenue	36%	36%	37%	35%	39%			36%	36%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$47.8	$45.7	$46.9	$46.6	$44.3	5%	8%
Assets under management (“AUM”) (in trillions)	$1.97	$1.82	$1.91	$1.91	$1.84	8%	8%
Full-time employees	53,400	53,600	53,200	51,600	51,700	—%	3%
Book value per common share	$48.24	$46.98	$46.35	$45.36	$44.40
Tangible book value per common share – Non-GAAP (a)	$25.52	$24.66	$24.17	$23.52	$23.11
Cash dividends per common share	$0.42	$0.42	$0.37	$0.37	$0.37
Common dividend payout ratio	128%	35%	29%	34%	60%
Closing stock price per common share	$52.05	$42.65	$44.52	$45.44	$45.52
Market capitalization	$39,524	$32,801	$34,671	$35,858	$36,800
Common shares outstanding (in thousands)	759,344	769,073	778,782	789,134	808,445

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.6%	11.4%	11.1%	11.0%	11.2%
Tier 1 capital ratio	14.3%	14.4%	14.0%	13.9%	14.1%
Total capital ratio	15.0%	15.2%	14.8%	14.7%	14.9%
Tier 1 leverage ratio	6.0%	6.1%	5.7%	5.8%	5.8%
Supplementary leverage ratio ("SLR")	7.4%	7.2%	7.0%	6.9%	6.8%
(a) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of Non-GAAP measures.

(b) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.7 trillion at Dec. 31, 2023, $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023 and $1.5 trillion at March 31, 2023 and Dec. 31, 2022.

(c) Regulatory capital ratios for Dec. 31, 2023 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Advanced Approaches.

N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT

(dollars in millions, except per share amounts; common shares in thousands)						4Q23 vs.				FY23 vs.
	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Revenue
Investment services fees	$2,242	$2,230	$2,252	$2,119	$2,173	1%	3%	$8,843	$8,529	4%
Investment management and performance fees	743	777	762	776	783	(4)	(5)	3,058	3,299	(7)
Foreign exchange revenue	143	154	158	176	190	(7)	(25)	631	822	(23)
Financing-related fees	45	45	50	52	43	—	5	192	175	10
Distribution and servicing fees	41	39	35	33	33	5	24	148	130	14
Total fee revenue	3,214	3,245	3,257	3,156	3,222	(1)	—	12,872	12,955	(1)
Investment and other revenue	(4)	113	97	79	(360)	N/M	N/M	285	(82)	N/M
Total fee and other revenue	3,210	3,358	3,354	3,235	2,862	(4)	12	13,157	12,873	2
Net interest revenue	1,101	1,016	1,100	1,128	1,056	8	4	4,345	3,504	24
Total revenue	4,311	4,374	4,454	4,363	3,918	(1)	10	17,502	16,377	7
Provision for credit losses	84	3	5	27	20	N/M	N/M	119	39	N/M
Noninterest expense
Staff	1,831	1,755	1,718	1,791	1,802	4	2	7,095	6,800	4
Software and equipment	486	452	450	429	432	8	13	1,817	1,657	10
Professional, legal and other purchased services	406	368	378	375	415	10	(2)	1,527	1,527	—
Net occupancy	162	140	121	119	143	16	13	542	514	5
Sub-custodian and clearing	117	121	119	118	112	(3)	4	475	485	(2)
Distribution and servicing	88	87	93	85	86	1	2	353	343	3
Business development	61	36	47	39	45	69	36	183	152	20
Bank assessment charges	543	37	41	40	19	N/M	N/M	661	126	N/M
Goodwill impairment	—	—	—	—	—	N/M	N/M	—	680	N/M
Amortization of intangible assets	14	15	14	14	16	(7)	(13)	57	67	(15)
Other	160	78	130	90	143	105	12	458	659	(31)
Total noninterest expense	3,868	3,089	3,111	3,100	3,213	25	20	13,168	13,010	1
Income before income taxes	359	1,282	1,338	1,236	685	(72)	(48)	4,215	3,328	27
Provision for income taxes	59	241	270	260	142	(76)	(58)	830	768	8
Net income	300	1,041	1,068	976	543	(71)	(45)	3,385	2,560	32
Net (income) loss attributable to noncontrolling interests	2	(3)	(1)	—	—	N/M	N/M	(2)	13	N/M
Preferred stock dividends	(46)	(82)	(36)	(71)	(34)	N/M	N/M	(235)	(211)	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$256	$956	$1,031	$905	$509	(73)%	(50)%	$3,148	$2,362	33%

Average common shares and equivalents outstanding: Basic	767,146	777,813	787,718	803,340	811,669	(1)%	(5)%	784,069	811,068	(3)%
Diluted	772,102	781,781	790,725	807,718	815,846	(1)%	(5)%	787,798	814,795	(3)%

Earnings per common share: Basic	$0.33	$1.23	$1.31	$1.13	$0.63	(73)%	(48)%	$4.01	$2.91	38%
Diluted	$0.33	$1.22	$1.30	$1.12	$0.62	(73)%	(47)%	$4.00	$2.90	38%
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET

	2023				2022
(in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Assets
Cash and due from banks	$4,922	$4,904	$5,720	$5,564	$5,030
Interest-bearing deposits with the Federal Reserve and other central banks	111,550	107,419	118,908	117,042	91,655
Interest-bearing deposits with banks	12,139	12,999	12,316	15,114	17,169
Federal funds sold and securities purchased under resale agreements	28,900	26,299	35,378	26,894	24,298
Securities	126,395	128,225	134,233	138,678	142,816
Trading assets	10,058	10,699	10,562	9,024	9,908
Loans	66,879	66,290	64,469	62,323	66,063
Allowance for loan losses	(303)	(211)	(191)	(170)	(176)
Net loans	66,576	66,079	64,278	62,153	65,887
Premises and equipment	3,163	3,234	3,241	3,248	3,256
Accrued interest receivable	1,150	1,141	963	978	858
Goodwill	16,261	16,159	16,246	16,192	16,150
Intangible assets	2,854	2,859	2,881	2,890	2,901
Other assets	25,985	25,231	25,656	27,335	25,855
Total assets	$409,953	$405,248	$430,382	$425,112	$405,783
Liabilities
Deposits	$283,669	$277,467	$292,045	$281,294	$278,970
Federal funds purchased and securities sold under repurchase agreements	14,507	14,771	21,285	26,540	12,335
Trading liabilities	6,226	7,358	6,319	5,705	5,385
Payables to customers and broker-dealers	18,395	17,441	21,084	22,598	23,435
Other borrowed funds	479	728	1,371	2,538	397
Accrued taxes and other expenses	5,470	5,389	5,160	4,732	5,410
Other liabilities	8,844	11,758	9,553	10,414	8,543
Long-term debt	31,257	29,205	32,463	30,489	30,458
Total liabilities	368,847	364,117	389,280	384,310	364,933
Temporary equity
Redeemable noncontrolling interests	85	109	104	96	109
Permanent equity
Preferred stock	4,343	4,838	4,838	4,838	4,838
Common stock	14	14	14	14	14
Additional paid-in capital	28,908	28,793	28,726	28,650	28,508
Retained earnings	39,750	39,822	39,199	38,465	37,864
Accumulated other comprehensive loss, net of tax	(4,893)	(5,805)	(5,602)	(5,543)	(5,966)
Less: Treasury stock, at cost	(27,151)	(26,696)	(26,242)	(25,790)	(24,524)
Total The Bank of New York Mellon Corporation shareholders’ equity	40,971	40,966	40,933	40,634	40,734
Nonredeemable noncontrolling interests of consolidated investment management funds	50	56	65	72	7
Total permanent equity	41,021	41,022	40,998	40,706	40,741
Total liabilities, temporary equity and permanent equity	$409,953	$405,248	$430,382	$425,112	$405,783

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						4Q23 vs.				FY23 vs.
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Investment services fees	$2,242	$2,230	$2,252	$2,119	$2,173	1%	3%	$8,843	$8,529	4%
Investment management and performance fees:
Investment management fees (a)	724	747	752	754	757	(3)	(4)	2,977	3,224	(8)
Performance fees	19	30	10	22	26	N/M	N/M	81	75	8
Total investment management and performance fees (b)	743	777	762	776	783	(4)	(5)	3,058	3,299	(7)
Foreign exchange revenue	143	154	158	176	190	(7)	(25)	631	822	(23)
Financing-related fees	45	45	50	52	43	—	5	192	175	10
Distribution and servicing fees	41	39	35	33	33	5	24	148	130	14
Total fee revenue	3,214	3,245	3,257	3,156	3,222	(1)	—	12,872	12,955	(1)
Investment and other revenue:
Income (loss) from consolidated investment management funds	26	(11)	10	5	9	N/M	N/M	30	(42)	N/M
Seed capital gains (losses) (c)	18	(4)	7	8	6	N/M	N/M	29	(37)	N/M
Other trading revenue	47	86	53	45	34	N/M	N/M	231	149	N/M
Renewable energy investment (losses)	(45)	(45)	(45)	(32)	(32)	N/M	N/M	(167)	(164)	N/M
Corporate/bank-owned life insurance	39	29	23	27	35	N/M	N/M	118	128	N/M
Other investments gains (losses) (d)	55	(9)	10	(9)	7	N/M	N/M	47	159	N/M
Disposal (losses) gains	(6)	2	(1)	(1)	(11)	N/M	N/M	(6)	26	N/M
Expense reimbursements from joint venture	28	29	31	29	28	N/M	N/M	117	108	N/M
Other (loss) income	(118)	55	9	8	12	N/M	N/M	(46)	34	N/M
Net securities (losses) gains	(48)	(19)	—	(1)	(448)	N/M	N/M	(68)	(443)	N/M
Total investment and other revenue	(4)	113	97	79	(360)	N/M	N/M	285	(82)	N/M
Total fee and other revenue	$3,210	$3,358	$3,354	$3,235	$2,862	(4)%	12%	$13,157	$12,873	2%
(a) Excludes seed capital gains (losses) related to consolidated investment management funds.
(b) On a constant currency basis (Non-GAAP), investment management and performance fees decreased 6% compared with 4Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(c) Includes gains (losses) on investments in BNY Mellon funds which hedge deferred incentive awards.
(d) Includes strategic equity, private equity and other investments.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	4Q23			3Q23			2Q23			1Q23			4Q22
	Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate		Average balance	Average rate
(dollars in millions; average rates are annualized)
Assets
Interest-earning assets:
Interest-bearing deposits with the Federal Reserve and other central banks	$107,291	4.72%		$98,767	4.57%		$114,578	4.29%		$94,899	3.59%		$94,868	2.60%
Interest-bearing deposits with banks	12,110	4.26		12,287	4.04		13,919	3.68		16,225	3.51		15,750	2.70
Federal funds sold and securities purchased under resale agreements	25,753	35.55	(a)	26,915	30.47	(a)	26,989	26.38	(a)	24,631	16.32	(a)	25,657	11.22	(a)
Loans	65,677	6.43		63,962	6.39		63,459	6.05		63,261	5.54		67,364	4.65
Securities:
U.S. government obligations	28,641	3.40		32,224	3.08		34,147	2.90		38,852	2.89		39,382	2.46
U.S. government agency obligations	59,067	2.95		59,481	2.87		61,565	2.78		62,280	2.60		61,426	2.30
State and political subdivisions (b)	12	4.40		13	4.42		13	4.45		23	7.07		1,178	2.77
Other securities (b)	39,403	4.03		39,861	3.93		40,976	3.59		42,429	3.21		41,732	2.66
Total investment securities (b)	127,123	3.39		131,579	3.24		136,701	3.05		143,584	2.86		143,718	2.45
Trading securities (b)	6,220	5.59		5,534	5.49		6,403	5.02		5,778	4.97		5,630	4.51
Total securities (b)	133,343	3.49		137,113	3.33		143,104	3.14		149,362	2.94		149,348	2.53
Total interest-earning assets (b)	$344,174	6.86%		$339,044	6.45%		$362,049	5.77%		$348,378	4.56%		$352,987	3.59%
Noninterest-earning assets	57,626			58,448			59,125			59,123			61,532
Total assets	$401,800			$397,492			$421,174			$407,501			$414,519

Liabilities and equity
Interest-bearing liabilities:
Interest-bearing deposits	$220,408	3.79%		$209,641	3.62%		$215,057	3.24%		$204,114	2.71%		$207,875	2.00%
Federal funds purchased and securities sold under repurchase agreements	16,065	52.41	(a)	21,512	36.07	(a)	26,282	26.39	(a)	18,316	19.75	(a)	13,985	16.88	(a)
Trading liabilities	2,857	4.83		3,959	4.80		3,893	4.46		3,025	4.05		3,572	3.45
Other borrowed funds	465	5.56		540	4.47		2,702	4.60		711	1.75		619	1.69
Commercial paper	5	5.40		7	4.13		5	5.11		—	—		6	3.87
Payables to customers and broker-dealers	12,586	4.67		13,515	4.30		14,801	3.85		16,954	3.08		17,147	2.27
Long-term debt	30,702	5.70		31,161	5.52		31,970	5.45		30,246	5.22		29,508	4.90
Total interest-bearing liabilities	$283,088	6.81%		$280,335	6.37%		$294,710	5.61%		$273,366	4.17%		$272,712	3.11%
Total noninterest-bearing deposits	52,667			52,467			62,152			69,886			75,862
Other noninterest-bearing liabilities	25,049			23,790			23,625			23,789			25,810
Total The Bank of New York Mellon Corporation shareholders’ equity	40,931			40,821			40,607			40,442			40,097
Noncontrolling interests	65			79			80			18			38
Total liabilities and equity	$401,800			$397,492			$421,174			$407,501			$414,519
Net interest margin		1.26%			1.18%			1.20%			1.29%			1.19%
Net interest margin (FTE) – Non-GAAP (c)		1.26%			1.18%			1.20%			1.29%			1.19%
(a) Includes the average impact of offsetting under enforceable netting agreements of approximately $141 billion for 4Q23, $126 billion for 3Q23, $113 billion for 2Q23, $62 billion for 1Q23 and $51 billion for 4Q22. On a Non-GAAP basis, excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 5.48% for 4Q23, 5.36% for 3Q23, 5.10% for 2Q23, 4.62% for 1Q23 and 3.76% for 4Q22. On a Non-GAAP basis, excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 5.35% for 4Q23, 5.26% for 3Q23, 4.99% for 2Q23, 4.49% for 1Q23 and 3.63% for 4Q22. We believe providing the rates excluding the impact of netting is useful to investors as it is more reflective of the actual rates earned and paid.

(b) Average rates were calculated on an FTE basis, at tax rates of approximately 21%.
(c) See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY

	2023				2022
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,735	$18,264	$18,127	$17,876	$18,032
Tier 1 capital	23,064	23,093	22,957	22,710	22,856
Total capital	24,614	24,660	24,522	24,276	24,384
Risk-weighted assets	156,393	153,363	153,359	157,399	159,096

CET1 ratio	12.0%	11.9%	11.8%	11.4%	11.3%
Tier 1 capital ratio	14.7	15.1	15.0	14.4	14.4
Total capital ratio	15.7	16.1	16.0	15.4	15.3

Advanced Approaches:
CET1 capital	$18,735	$18,264	$18,127	$17,876	$18,032
Tier 1 capital	23,064	23,093	22,957	22,710	22,856
Total capital	24,286	24,413	24,260	24,005	24,143
Risk-weighted assets	161,736	160,458	163,536	162,905	161,672

CET1 ratio	11.6%	11.4%	11.1%	11.0%	11.2%
Tier 1 capital ratio	14.3	14.4	14.0	13.9	14.1
Total capital ratio	15.0	15.2	14.8	14.7	14.9

Tier 1 leverage ratio (a):
Average assets for Tier 1 leverage ratio	$383,899	$379,630	$403,206	$389,581	$396,643
Tier 1 leverage ratio	6.0%	6.1%	5.7%	5.8%	5.8%

SLR (a):
Leverage exposure	$312,872	$318,865	$326,215	$330,501	$336,049
SLR	7.4%	7.2%	7.0%	6.9%	6.8%

Average liquidity coverage ratio (a)	117%	121%	120%	118%	118%
Average net stable funding ratio (a)	135%	136%	136%	132%	N/A	(b)
(a) Regulatory capital and liquidity ratios for Dec. 31, 2023 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods presented, was the Advanced Approaches.

(b) The reporting requirement for the average net stable funding ratio became effective in 2Q23, inclusive of reporting the average 1Q23 ratio.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Revenue:
Investment services fees:
Asset Servicing	$975	$984	$991	$948	$971	(1)%	—%	$3,898	$3,918	(1)%
Issuer Services	285	281	319	236	271	1	5	1,121	1,009	11
Total investment services fees	1,260	1,265	1,310	1,184	1,242	—	1	5,019	4,927	2
Foreign exchange revenue	118	107	124	139	149	10	(21)	488	584	(16)
Other fees (a)	54	52	54	55	55	4	(2)	215	202	6
Total fee revenue	1,432	1,424	1,488	1,378	1,446	1	(1)	5,722	5,713	—
Investment and other revenue	112	65	84	72	70	N/M	N/M	333	291	N/M
Total fee and other revenue	1,544	1,489	1,572	1,450	1,516	4	2	6,055	6,004	1
Net interest revenue	635	600	668	666	656	6	(3)	2,569	2,028	27
Total revenue	2,179	2,089	2,240	2,116	2,172	4	—	8,624	8,032	7
Provision for credit losses	64	19	16	—	11	N/M	N/M	99	8	N/M
Noninterest expense (ex. amortization of intangible assets)	1,645	1,577	1,575	1,548	1,568	4	5	6,345	6,266	1
Amortization of intangible assets	8	8	7	8	8	—	—	31	33	(6)
Total noninterest expense	1,653	1,585	1,582	1,556	1,576	4	5	6,376	6,299	1
Income before income taxes	$462	$485	$642	$560	$585	(5)%	(21)%	$2,149	$1,725	25%

Total revenue by line of business:
Asset Servicing	$1,675	$1,593	$1,706	$1,664	$1,681	5%	—%	$6,638	$6,323	5%
Issuer Services	504	496	534	452	491	2	3	1,986	1,709	16
Total revenue by line of business	$2,179	$2,089	$2,240	$2,116	$2,172	4%	—%	$8,624	$8,032	7%

Financial ratios:
Pre-tax operating margin	21%	23%	29%	26%	27%			25%	21%

Memo: Securities lending revenue (b)	$48	$46	$47	$48	$50	4%	(4)%	$189	$182	4%
(a) Other fees primarily include financing-related fees.
(b) Included in investment services fees reported in the Asset Servicing line of business.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES SERVICES BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions, unless otherwise noted)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Selected balance sheet data:
Average loans	$11,366	$11,236	$11,283	$10,939	$11,850	1%	(4)%	$11,207	$11,245	—%
Average assets (a)	$200,040	$190,964	$202,207	$196,560	$206,810	5%	(3)%	$197,434	$212,575	(7)%
Average deposits	$171,086	$162,509	$172,863	$167,209	$176,541	5%	(3)%	$168,411	$183,990	(8)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$34.2	$32.3	$33.2	$32.6	$31.4	6%	9%	$34.2	$31.4	9%
Market value of securities on loan at period end (in billions) (d)	$450	$406	$415	$441	$449	11%	—%	$450	$449	—%

Issuer Services
Total debt serviced at period end (in trillions)	$13.3	$13.1	$13.1	$12.9	$12.6	2%	6%	$13.3	$12.6	6%
Number of sponsored Depositary Receipts programs at period end	543	559	564	577	589	(3)%	(8)%	543	589	(8)%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2023 information is preliminary.
(c) Consists of AUC/A primarily from the Asset Servicing line of business and, to a lesser extent, the Issuer Services line of business. Includes the AUC/A of CIBC Mellon of $1.7 trillion at Dec. 31, 2023, $1.5 trillion at Sept. 30, 2023, $1.6 trillion at June 30, 2023 and $1.5 trillion at March 31, 2023 and Dec. 31, 2022.

(d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $63 billion at Dec. 31, 2023 and Sept. 30, 2023, $66 billion at June 30, 2023, $69 billion at March 31, 2023 and $68 billion at Dec. 31, 2022.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Revenue:
Investment services fees:
Pershing	$506	$506	$496	$499	$502	—%	1%	$2,007	$1,908	5%
Treasury Services	179	172	172	168	170	4	5	691	689	—
Clearance and Collateral Management	288	277	265	260	249	4	16	1,090	971	12
Total investment services fees	973	955	933	927	921	2	6	3,788	3,568	6
Foreign exchange revenue	21	21	21	18	20	—	5	81	88	(8)
Other fees (a)	52	51	55	54	47	2	11	212	176	20
Total fee revenue	1,046	1,027	1,009	999	988	2	6	4,081	3,832	6
Investment and other revenue	16	16	16	15	15	N/M	N/M	63	40	N/M
Total fee and other revenue	1,062	1,043	1,025	1,014	1,003	2	6	4,144	3,872	7
Net interest revenue	437	402	420	453	396	9	10	1,712	1,410	21
Total revenue	1,499	1,445	1,445	1,467	1,399	4	7	5,856	5,282	11
Provision for credit losses	28	6	7	—	6	N/M	N/M	41	7	N/M
Noninterest expense (ex. amortization of intangible assets)	838	806	779	768	783	4	7	3,191	2,924	9
Amortization of intangible assets	1	2	2	1	2	(50)	(50)	6	8	(25)
Total noninterest expense	839	808	781	769	785	4	7	3,197	2,932	9
Income before income taxes	$632	$631	$657	$698	$608	—%	4%	$2,618	$2,343	12%

Total revenue by line of business:
Pershing	$711	$699	$686	$693	$673	2%	6%	$2,789	$2,537	10%
Treasury Services	408	389	402	412	382	5	7	1,611	1,483	9
Clearance and Collateral Management	380	357	357	362	344	6	10	1,456	1,262	15
Total revenue by line of business	$1,499	$1,445	$1,445	$1,467	$1,399	4%	7%	$5,856	$5,282	11%

Financial ratios:
Pre-tax operating margin	42%	44%	46%	48%	43%			45%	44%
(a) Other fees primarily include financing-related fees.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
MARKET AND WEALTH SERVICES BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions, unless otherwise noted)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Selected balance sheet data:
Average loans	$39,200	$37,496	$36,432	$36,854	$39,843	5%	(2)%	$37,502	$41,300	(9)%
Average assets (a)	$132,483	$129,804	$131,657	$132,143	$132,306	2%	—%	$131,518	$138,386	(5)%
Average deposits	$87,695	$84,000	$85,407	$86,040	$86,083	4%	2%	$85,785	$91,749	(7)%

Selected metrics:
AUC/A at period end (in trillions) (b)(c)	$13.3	$13.1	$13.4	$13.7	$12.7	2%	5%	$13.3	$12.7	5%

Pershing
AUC/A at period end (in trillions) (b)	$2.5	$2.4	$2.4	$2.4	$2.3	4%	9%	$2.5	$2.3	9%
Net new assets (U.S. platform) (in billions) (d)	$(4)	$23	$(34)	$37	$42	N/M	N/M	$22	$121	(82)%
Average active clearing accounts (in thousands)	8,012	7,979	7,946	7,849	7,603	—%	5%	7,946	7,483	6%

Treasury Services
Average daily U.S. dollar payment volumes	243,005	233,620	233,931	236,322	246,189	4%	(1)%	236,696	239,630	(1)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$5,248	$5,706	$6,044	$5,626	$5,451	(8)%	(4)%	$5,658	$5,285	7%
(a) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
(b) Dec. 31, 2023 information is preliminary.
(c) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business.
(d) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT AND WEALTH MANAGEMENT BUSINESS SEGMENT

						4Q23 vs.				FY23 vs.
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
Revenue:
Investment management fees	$723	$746	$750	$752	$754	(3)%	(4)%	$2,971	$3,215	(8)%
Performance fees	19	30	10	22	26	N/M	N/M	81	75	8
Investment management and performance fees (a)	742	776	760	774	780	(4)	(5)	3,052	3,290	(7)
Distribution and servicing fees	66	62	58	55	54	6	22	241	192	26
Other fees (b)	(55)	(50)	(56)	(53)	(58)	N/M	N/M	(214)	(133)	N/M
Total fee revenue	753	788	762	776	776	(4)	(3)	3,079	3,349	(8)
Investment and other revenue (c)	(121)	1	12	6	(3)	N/M	N/M	(102)	(27)	N/M
Total fee and other revenue (c)	632	789	774	782	773	(20)	(18)	2,977	3,322	(10)
Net interest revenue	44	38	39	45	52	16	(15)	166	228	(27)
Total revenue	676	827	813	827	825	(18)	(18)	3,143	3,550	(11)
Provision for credit losses	(2)	(9)	7	—	1	N/M	N/M	(4)	1	N/M
Noninterest expense (ex. goodwill impairment and amortization of intangible assets)	678	667	672	729	693	2	(2)	2,746	2,795	(2)
Goodwill impairment	—	—	—	—	—	N/M	N/M	—	680	N/M
Amortization of intangible assets	5	5	5	5	6	—	(17)	20	26	(23)
Total noninterest expense	683	672	677	734	699	2	(2)	2,766	3,501	(21)
(Loss) income before income taxes	$(5)	$164	$129	$93	$125	(103)%	(104)%	$381	$48	694%

Total revenue by line of business:
Investment Management	$408	$557	$546	$557	$550	(27)%	(26)%	$2,068	$2,390	(13)%
Wealth Management	268	270	267	270	275	(1)	(3)	1,075	1,160	(7)
Total revenue by line of business	$676	$827	$813	$827	$825	(18)%	(18)%	$3,143	$3,550	(11)%

Financial ratios:
Pre-tax operating margin	(1)%	20%	16%	11%	15%			12%	1%
Adjusted pre-tax operating margin – Non-GAAP (d)	(1)%	22%	18%	13%	17%			14%	2%

Selected balance sheet data:
Average loans	$13,405	$13,519	$13,995	$13,960	$14,404	(1)%	(7)%	$13,718	$14,055	(2)%
Average assets (e)	$26,228	$26,531	$27,260	$28,232	$28,488	(1)%	(8)%	$26,594	$31,920	(17)%
Average deposits	$12,039	$13,578	$15,410	$16,144	$16,416	(11)%	(27)%	$14,280	$19,214	(26)%
(a) On a constant currency basis, investment management and performance fees decreased 6% (Non-GAAP) compared with 4Q22. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.

(b) Other fees primarily include investment services fees.
(c) Investment and other revenue and total fee and other revenue are net of income (loss) attributable to noncontrolling interests related to consolidated investment management funds.
(d) Net of distribution and servicing expense. See "Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 18 for the reconciliation of this Non-GAAP measure.
(e) In business segments where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.
N/M – Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT TYPE, CHANGES IN AUM AND WEALTH MANAGEMENT CLIENT ASSETS

						4Q23 vs.				FY23 vs.
(dollars in billions)	4Q23	3Q23	2Q23	1Q23	4Q22	3Q23	4Q22	FY23	FY22	FY22
AUM by product type (a)(b):
Equity	$145	$133	$145	$142	$135	9%	7%
Fixed income	205	190	203	207	198	8	4
Index	459	425	440	408	395	8	16
Liability-driven investments	605	534	579	604	570	13	6
Multi-asset and alternative investments	170	156	162	161	153	9	11
Cash	390	383	377	386	385	2	1
Total AUM	$1,974	$1,821	$1,906	$1,908	$1,836	8%	8%

Changes in AUM (a)(b):
Beginning balance of AUM	$1,821	$1,906	$1,908	$1,836	$1,776			$1,836	$2,434
Net inflows (outflows):
Long-term strategies:
Equity	(2)	(3)	(3)	(4)	(5)			(12)	(18)
Fixed income	3	(7)	(4)	4	(12)			(4)	(21)
Liability-driven investments	4	1	(3)	10	19			12	78
Multi-asset and alternative investments	(1)	(4)	(1)	(3)	(4)			(9)	(11)
Total long-term active strategies inflows (outflows)	4	(13)	(11)	7	(2)			(13)	28
Index	(10)	(2)	2	(2)	(4)			(12)	2
Total long-term strategies (outflows) inflows	(6)	(15)	(9)	5	(6)			(25)	30
Short-term strategies:
Cash	7	7	(9)	—	27			5	(12)
Total net inflows (outflows)	1	(8)	(18)	5	21			(20)	18
Net market impact	122	(50)	(3)	52	18			121	(471)
Net currency impact	30	(27)	19	15	53			37	(113)
Divestiture	—	—	—	—	(32)			—	(32)
Ending balance of AUM	$1,974	$1,821	$1,906	$1,908	$1,836	8%	8%	$1,974	$1,836	8%

Wealth Management client assets (a)(c)	$312	$292	$286	$279	$269	7%	16%
(a) Dec. 31, 2023 information is preliminary.
(b) Excludes assets managed outside of the Investment and Wealth Management business segment.
(c) Includes AUM and AUC/A in the Wealth Management line of business.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	FY23	FY22
Revenue:
Fee revenue	$(17)	$6	$(2)	$3	$12	$(10)	$61
Investment and other revenue	(9)	28	(16)	(14)	(442)	(11)	(373)
Total fee and other revenue	(26)	34	(18)	(11)	(430)	(21)	(312)
Net interest (expense)	(15)	(24)	(27)	(36)	(48)	(102)	(162)
Total revenue	(41)	10	(45)	(47)	(478)	(123)	(474)
Provision for credit losses	(6)	(13)	(25)	27	2	(17)	23
Noninterest expense	693	24	71	41	153	829	278
(Loss) before income taxes	$(728)	$(1)	$(91)	$(115)	$(633)	$(935)	$(775)

Selected balance sheet data:
Average loans and leases	$1,706	$1,711	$1,749	$1,508	$1,267	$1,669	$1,225
Average assets	$43,049	$50,193	$60,050	$50,566	$46,915	$51,404	$44,020

THE BANK OF NEW YORK MELLON CORPORATION
SECURITIES PORTFOLIO

(dollars in millions)	Sept. 30, 2023		4Q23 change in unrealized gain (loss)	Dec. 31, 2023			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		% Floating rate (b)	Ratings (c)
				Amortized cost (a)	Fair value						AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$35,850		$1,627	$43,197	$39,333		91%	$(3,864)		21%	100%	—%	—%	—%	—%
U.S. Treasury	31,439		410	27,316	26,476		97	(840)		62	100	—	—	—	—
Non-U.S. government (d)	20,650		238	21,135	20,543		97	(592)		42	94	3	2	1	—
Agency commercial MBS	10,927		220	11,602	11,010		95	(592)		45	100	—	—	—	—
CLOs	6,908		34	7,125	7,119		100	(6)		100	100	—	—	—	—
U.S. government agencies	6,630		164	7,199	6,780		94	(419)		42	100	—	—	—	—
Foreign covered bonds	6,137		55	6,489	6,317		97	(172)		57	100	—	—	—	—
Non-agency commercial MBS	3,012		55	3,245	2,997		92	(248)		53	100	—	—	—	—
Non-agency RMBS	1,763		47	1,909	1,766		92	(143)		46	85	3	—	6	6
Other asset-backed securities	922		21	1,026	943		92	(83)		18	100	—	—	—	—
Other debt securities	11		—	13	11		88	(2)		—	—	—	—	—	100
Total securities	$124,249	(e)	$2,871	$130,256	$123,295	(e)(f)	95%	$(6,961)	(e)(g)	44%	99%	1%	—%	—%	—%
(a) Amortized cost reflects historical impairments, and is net of allowance for credit losses.
(b) Includes the impact of hedges.
(c) Represents ratings by S&P, or the equivalent.
(d) Includes supranational securities.
(e) Includes net unrealized gains on derivatives hedging securities available-for-sale (including terminated hedges) of $2,820 million at Sept. 30, 2023 and $1,767 million at Dec. 31, 2023.
(f) The fair value of available-for-sale securities totaled $78,584 million at Dec. 31, 2023, net of hedges, or 64% of the fair value of the securities portfolio, net of hedges. The fair value of the held-to-maturity securities totaled $44,711 million at Dec. 31, 2023, or 36% of the fair value of the securities portfolio, net of hedges.

(g) At Dec. 31, 2023, includes pre-tax net unrealized losses of $2,094 million related to available-for-sale securities, net of hedges, and $4,867 million related to held-to-maturity securities. The after-tax unrealized losses, net of hedges, related to available-for-sale securities was $1,580 million and the after-tax equivalent related to held-to-maturity securities was $3,711 million.
Note: The amortizable purchase premium (net of discount) relating to securities was $821 million at Dec. 31, 2023 and the amortization of that net purchase premium was $38 million in 4Q23.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2023				2022
(dollars in millions)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
Allowance for credit losses – beginning of period:
Allowance for loan losses	$211	$191	$170	$176	$164
Allowance for lending-related commitments	85	91	83	78	72
Allowance for other financial instruments (a)	29	41	67	38	44
Allowance for credit losses – beginning of period	$325	$323	$320	$292	$280

Net (charge-offs) recoveries:
Charge-offs	—	(1)	(4)	—	(9)
Recoveries	5	—	2	1	1
Total net recoveries (charge-offs)	5	(1)	(2)	1	(8)
Provision for credit losses (b)	84	3	5	27	20
Allowance for credit losses – end of period	$414	$325	$323	$320	$292

Allowance for credit losses – end of period:
Allowance for loan losses	$303	$211	$191	$170	$176
Allowance for lending-related commitments	87	85	91	83	78
Allowance for other financial instruments (a)	24	29	41	67	38
Allowance for credit losses – end of period	$414	$325	$323	$320	$292

Allowance for loan losses as a percentage of total loans	0.45%	0.32%	0.30%	0.27%	0.27%

Nonperforming assets	$237	$48	$88	$105	$109
(a) Includes allowance for credit losses on federal funds sold and securities purchased under resale agreements, available-for-sale securities, held-to-maturity securities, accounts receivable, cash and due from banks and interest-bearing deposits with banks.

(b) Includes all other instruments within the scope of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis as a supplement to GAAP information, which exclude goodwill and intangible assets, net of deferred tax liabilities. We believe that the return on tangible common equity – Non-GAAP is additional useful information for investors because it presents a measure of those assets that can generate income, and the tangible book value per common share – Non-GAAP is additional useful information because it presents the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue, on a fully taxable equivalent ("FTE") basis – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has also included the adjusted pre-tax operating margin – Non-GAAP, which is the pre-tax operating margin for the Investment and Wealth Management business segment, net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. We believe that this measure is useful when evaluating the performance of the Investment and Wealth Management business segment relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. We believe that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	FY23	FY22
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$256	$956	$1,031	$905	$509	$3,148	$2,362
Add: Amortization of intangible assets	14	15	14	14	16	57	67
Less: Tax impact of amortization of intangible assets	4	3	4	3	4	14	16
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$266	$968	$1,041	$916	$521	$3,191	$2,413

Average common shareholders’ equity	$36,158	$35,983	$35,769	$35,604	$35,259	$35,880	$36,175
Less: Average goodwill	16,199	16,237	16,219	16,160	16,229	16,204	17,060
Average intangible assets	2,858	2,875	2,888	2,899	2,905	2,880	2,939
Add: Deferred tax liability – tax deductible goodwill	1,205	1,197	1,193	1,187	1,181	1,205	1,181
Deferred tax liability – intangible assets	657	657	660	660	660	657	660
Average tangible common shareholders’ equity – Non-GAAP	$18,963	$18,725	$18,515	$18,392	$17,966	$18,658	$18,017

Return on common equity – GAAP	2.8%	10.5%	11.6%	10.3%	5.7%	8.8%	6.5%
Return on tangible common equity – Non-GAAP	5.6%	20.5%	22.6%	20.2%	11.5%	17.1%	13.4%

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2023				2022
(dollars in millions, except common shares and unless otherwise noted)	Dec. 31	Sept. 30	June 30	March 31	Dec. 31
BNY Mellon shareholders’ equity at period end – GAAP	$40,971	$40,966	$40,933	$40,634	$40,734
Less: Preferred stock	4,343	4,838	4,838	4,838	4,838
BNY Mellon common shareholders’ equity at period end – GAAP	36,628	36,128	36,095	35,796	35,896
Less: Goodwill	16,261	16,159	16,246	16,192	16,150
Intangible assets	2,854	2,859	2,881	2,890	2,901
Add: Deferred tax liability – tax deductible goodwill	1,205	1,197	1,193	1,187	1,181
Deferred tax liability – intangible assets	657	657	660	660	660
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$19,375	$18,964	$18,821	$18,561	$18,686

Period-end common shares outstanding (in thousands)	759,344	769,073	778,782	789,134	808,445

Book value per common share – GAAP	$48.24	$46.98	$46.35	$45.36	$44.40
Tangible book value per common share – Non-GAAP	$25.52	$24.66	$24.17	$23.52	$23.11

Net interest margin reconciliation
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22
Net interest revenue – GAAP	$1,101	$1,016	$1,100	$1,128	$1,056
Add: Tax equivalent adjustment	1	—	1	—	2
Net interest revenue (FTE) – Non-GAAP	$1,102	$1,016	$1,101	$1,128	$1,058

Average interest-earning assets	$344,174	$339,044	$362,049	$348,378	$352,987

Net interest margin – GAAP (a)	1.26%	1.18%	1.20%	1.29%	1.19%
Net interest margin (FTE) – Non-GAAP (a)	1.26%	1.18%	1.20%	1.29%	1.19%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment and Wealth Management business segment
(dollars in millions)	4Q23	3Q23	2Q23	1Q23	4Q22	FY23	FY22
(Loss) income before income taxes – GAAP	$(5)	$164	$129	$93	$125	$381	$48

Total revenue – GAAP	$676	$827	$813	$827	$825	$3,143	$3,550
Less: Distribution and servicing expense	89	87	93	86	87	355	345
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$587	$740	$720	$741	$738	$2,788	$3,205

Pre-tax operating margin – GAAP (a)	(1)%	20%	16%	11%	15%	12%	1%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	(1)%	22%	18%	13%	17%	14%	2%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			4Q23 vs.
(dollars in millions)	4Q23	4Q22	4Q22
Consolidated:
Investment management and performance fees – GAAP	$743	$783	(5)%
Impact of changes in foreign currency exchange rates	—	11
Adjusted investment management and performance fees – Non-GAAP	$743	$794	(6)%

Investment and Wealth Management business segment:
Investment management and performance fees – GAAP	$742	$780	(5)%
Impact of changes in foreign currency exchange rates	—	11
Adjusted investment management and performance fees – Non-GAAP	$742	$791	(6)%